SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 15, 2000
                        (Date of earliest event reported)


                         Commission Registrant;
                         State of Incorporation               I.R.S. Employer
File Number           Address; and Telephone Number         Identification No.

 1-3525            AMERICAN ELECTRIC POWER COMPANY, INC.        13-4922640
                         (A New York Corporation)
                            1 Riverside Plaza
                            Columbus, Ohio 43215
                          Telephone (614) 223-1000

PORTIONS AMENDED:

The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on June 16, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7(a) (4) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are made to the Current Report on Form 8-K filed on June 16, 2000.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements of Business Acquired:

         The following documents, previously filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, are hereby incorporated by reference:

1. Central and South West Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.
   (File No. 1-1443)

2. Central and South West Corporation's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000.
   (File No. 1-1443)

Unaudited Pro Forma Combined Financial Information:

         The  unaudited pro forma  combined  financial  information  included as
Exhibit 99.1 combines the historical consolidated balance sheets and statements of income of the registrant and Central and South West Corporation, including their respective subsidiaries, after giving effect to the Merger as a pooling of interests. The unaudited pro forma combined balance sheet at March 31, 2000, gives effect to the Merger under the pooling of interests accounting method as if the Merger had occurred on the balance sheet date. The unaudited pro forma combined statements of income for the three months ended March 31, 2000 and 1999 and for the years ended December 31, 1999, 1998 and 1997 give effect to the Merger under the pooling of interests accounting method as if it had occurred as of January 1, 1997. These statements are prepared on the basis of accounting for the Merger as a pooling of interests and are based on the assumptions set forth in the notes thereto. Certain historical income statement and balance sheet items were reclassified to conform with the presentation expected to be used by AEP.

         The  unaudited  pro forma  combined  financial  statements  included as
Exhibit 99.1 are not necessarily indicative of the results of operations that might have occurred had the merger actually taken place on January 1, 1997 or the actual financial position that might have resulted had the merger been consummated on March 31, 2000 or of the future results of operations or financial position of AEP. The unaudited pro forma combined financial statements have been prepared from, and should be read in conjunction with the historical financial statements and related notes thereto of AEP and CSW, incorporated by reference herein.

EXHIBITS

Exhibit No.       Exhibit

23.1     Consent of Arthur Andersen LLP

99.1     Unaudited Pro Forma Combined Financial Statements

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     American Electric Power Company, Inc.

                              /s/ L. V. Assante

                                  L.V. Assante
                                Deputy Controller

July 31, 2000

                                  EXHIBIT INDEX

EXHIBIT

NO.      DESCRIPTION

23.1     Consent of Arthur Andersen LLP

99.1     Unaudited Pro Forma Combined Financial Statements

                           The following unaudited pro forma combined and reclassifying financial information of American Electric Power Company, Inc. is set forth in this Form 8-K:

                           Combined Statement of Income for the Three Months Ended March 31, 2000 Combined Statement of Income for the Three Months Ended March 31, 1999 Combined Statement of Income for the Year Ended December 31, 1999 Combined Statement of Income for the Year Ended December 31, 1998 Combined Statement of Income for the Year Ended December 31, 1997 Combined Balance Sheet as of March 31, 2000 Reclassifying Balance Sheet as of March 31, 2000

                           The following unaudited financial information of Central and South West Corporation is set forth in this Form 8-K:

                           Reclassifying Statement of Income for the Three Months Ended March 31, 2000 Reclassifying Statement of Income for the Three Months Ended March 31, 1999 Reclassifying Statement of Income for the Year Ended December 31, 1999 Reclassifying Statement of Income for the Year Ended December 31, 1998 Reclassifying Statement of Income for the Year Ended December 31, 1997 Reclassifying Balance Sheet as of March 31, 2000

                  EXHIBIT 23.1

EXHIBIT 23.1 - CONSENT OF ARTHUR ANDERSEN LLP

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Current Report on Form 8-K/A of American Electric Power Company, Inc. of our report dated February 25, 2000 on the consolidated financial statements of Central and South West Corporation as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999, appearing in the Annual Report on Form 10-K of
Central and South West Corporation for the year ended December 31, 1999.

/S/ ARTHUR ANDERSEN LLP

DALLAS, TEXAS
JULY 31, 2000

EXHIBIT 99.1
                                                 AMERICAN ELECTRIC POWER COMPANY, INC.
                                            UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME
                                                 FOR THE THREE MONTHS ENDED 03/31/2000
                                                             (in millions)

                                               AEP            CSW            Proforma     Proforma
REPORTING LINES                                (As Reported) (Reclassified)  Adjustments  Combined

REVENUES:

 Domestic Regulated Electric

  Utility Operations                           $1,546        $   764                      $2,310
 Worldwide Electric and
  Gas Operations                                  200            535                         735
                                               ------        -------                      ------
    TOTAL                                       1,746          1,299                       3,045
                                               ------        -------                      ------

OPERATING EXPENSES:
 Fuel and Purchased Power                         511            319                         830
 Maintenance and Other Operation                  489            197         $  3 (1)        689
 Depreciation and Amortization                    154            118                         272
 Taxes Other Than Income Taxes                    125             40                         165
 Worldwide Electric and
  Gas Operations                                  164            471                         635
                                               ------        -------         ----        -------
    TOTAL EXPENSES                              1,443          1,145            3          2,591
                                               ------        -------         ----        -------

OPERATING INCOME                                  303            154           (3)           454

OTHER INCOME (net)                                  3             13                          16
                                               ------        -------         ----        -------

INCOME BEFORE INTEREST,
 PREFERRED DIVIDENDS AND
 INCOME TAXES                                     306            167           (3)           470

INTEREST AND
  PREFERRED DIVIDENDS                             139            114                         253
                                               ------        -------         ----        -------

INCOME BEFORE INCOME TAXES                        167             53           (3)           217

INCOME TAXES                                       63             15           (1) (1)        77
                                               ------        -------         ----        -------

NET INCOME                                     $  104        $    38         $ (2)       $   140
                                               ======        =======         ====        =======

AVERAGE NUMBER OF SHARES
 OUTSTANDING                                      194            213          (85)           322
                                                  ===            ===         ====            ===

EARNINGS PER SHARE:
 Net Income                                    $ 0.53         $ 0.18                       $0.43
                                               ======         ======                       =====



See Notes to Unaudited Pro Forma Combined Financial Statements.


                                                  CENTRAL AND SOUTH WEST CORPORATION
                                              UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                                                 FOR THE THREE MONTHS ENDED 03/31/2000
                                                             (in millions)

                                                CSW                  CSW                  CSW
REPORTING LINES                                 (As Reported)        (Reclasses)         (Reclassified)

Operating Revenues

 U.S. Electric                                  $   764                                  $   764
 United Kingdom                                     485              $(485)(A)              -
 Worldwide Electric and
  Gas Operations                                     50                485 (A)               535
                                                -------              -----               -------
                                                  1,299                -                   1,299
                                                -------              -----               -------
Operating Expenses and Taxes

 U.S. Electric Fuel                                 279               (279)(B)              -
 U.S. Electric Purchased Power                       40                (40)(B)              -
 Fuel and Purchased Power                           -                  319 (B)               319
 United Kingdom Cost of Sales                       324               (324)(D)              -
 Other Operating                                    268               (268)(C)              -
 Maintenance                                         44                (44)(C)              -
 Maintenance and Other Operation                    -                  197 (C)(D)(E)         197
 Depreciation and Amortization                      149                (31)(D)(E)            118
 Taxes, Other Than Income                            41                 (1)(E)                40
 Income Taxes                                        11                (11)(F)              -
 Worldwide Electric and
  Gas Operations                                   -                   471 (D)(E)            471
                                                -------              -----               -------
    Total Operating Expenses                      1,156                (11)                1,145
                                                -------              -----               -------
Operating Income                                    143                 11                   154
                                                -------              -----               -------
Other Income and Deductions

 Other                                               13                                       13
 Non-Operating Income Taxes                          (4)                 4 (F)              -
                                                -------              -----               -------
 Other Income (net)                                   9                  4                    13
                                                -------              -----               -------
Income Before Interest,
  Preferred Dividends and
  Income Taxes                                      152                 15                   167
                                                -------              -----               -------
Interest and Preferred Stock

  Dividends                                        -                   114 (G)               114
                                                -------              -----               -------
Interest and Other Charges

 Interest on Long-term Debt                          76                (76)(G)              -
 Distributions on Trust
  Preferred Securities                                7                 (7)(G)              -
 Interest on Short-term Debt
   and Other                                         31                (31)(G)              -
                                                -------              -----               -------
     Total Interest and

       Other Charges                                114               (114)                 -
                                                -------             ------               -------
Income Before Income Taxes                           38                 15                    53
                                                -------             ------               -------
Income Taxes                                       -                    15 (F)                15
                                                -------             ------               -------
Net Income for Common Stock                     $    38             $  -                 $    38
                                                =======             ======               =======
Average Common Shares

  Outstanding                                     212.7                                    212.7
                                                  =====                                    =====
Basic and Diluted EPS                            $ 0.18                                   $ 0.18
                                                 ======                                   ======



See Notes to Unaudited Pro Forma Combined Financial Statements.


                                                 AMERICAN ELECTRIC POWER COMPANY, INC.
                                            UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME
                                                 FOR THE THREE MONTHS ENDED 03/31/1999
                                                             (in millions)

                                               AEP            CSW            Proforma     Proforma
REPORTING LINES                                (As Reported) (Reclassified)  Adjustments  Combined

REVENUES:

 Domestic Regulated Electric

  Utility Operations                           $1,550        $   697                      $2,247
 Worldwide Electric and
  Gas Operations                                  144            528                         672
                                               ------        -------                      ------
    TOTAL                                       1,694          1,225                       2,919
                                               ------        -------                      ------

OPERATING EXPENSES:
 Fuel and Purchased Power                         491            258                         749
 Maintenance and Other Operation                  427            178         $  3 (1)        608
 Depreciation and Amortization                    148            101                         249
 Taxes Other Than Income Taxes                    124             53                         177
 Worldwide Electric and
  Gas Operations                                  127            468                         595
                                               ------        -------         ----         ------
    TOTAL EXPENSES                              1,317          1,058            3          2,378
                                               ------        -------         ----         ------

OPERATING INCOME                                  377            167           (3)           541

OTHER INCOME (LOSS) (net)                          (1)            13                          12
                                               ------        -------         ----         ------

INCOME BEFORE INTEREST,
 PREFERRED DIVIDENDS AND
 INCOME TAXES                                     376            180           (3)           553

INTEREST AND
  PREFERRED DIVIDENDS                             132            111                         243
                                               ------        -------         ----         ------

INCOME BEFORE INCOME TAXES                        244             69           (3)           310

INCOME TAXES                                       93             24           (1) (1)       116
                                               ------        -------         ----         ------

NET INCOME                                     $  151        $    45         $ (2)        $  194
                                               ======        =======         ====         ======

AVERAGE NUMBER OF SHARES
 OUTSTANDING                                      192            213          (85)           320
                                                  ===            ===         ====            ===

EARNINGS PER SHARE:
 Net Income                                     $0.79          $0.21                       $0.61
                                                =====          =====                       =====



See Notes to Unaudited Pro Forma Combined Financial Statements.

                                                  CENTRAL AND SOUTH WEST CORPORATION
                                              UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                                                 FOR THE THREE MONTHS ENDED 03/31/1999
                                                             (in millions)

                                                CSW                  CSW                  CSW
REPORTING LINES                                 (As Reported)        (Reclasses)         (Reclassified)
Operating Revenues

 U.S. Electric                                  $   697                                  $   697
 United Kingdom                                     476              $(476)(A)              -
 Worldwide Electric and
  Gas Operations                                     52                476 (A)               528
                                                -------              -----               -------
                                                  1,225                -                   1,225
                                                -------              -----               -------
Operating Expenses and Taxes

 U.S. Electric Fuel                                 229               (229)(B)              -
 U.S. Electric Purchased Power                       29                (29)(B)              -
 Fuel and Purchased Power                           -                  258 (B)               258
 United Kingdom Cost of Sales                       322               (322)(D)              -
 Other Operating                                    251               (251)(C)              -
 Maintenance                                         41                (41)(C)              -
 Maintenance and Other Operation                    -                  178 (C)(D)(E)         178
 Depreciation and Amortization                      132                (31)(D)(E)            101
 Taxes, Other Than Income                            54                 (1)(E)                53
 Income Taxes                                        20                (20)(F)              -
 Worldwide Electric and
  Gas Operations                                   -                   468 (D)(E)            468
                                                -------              -----               -------
    Total Operating Expenses                      1,078                (20)                1,058
                                                -------              -----               -------
Operating Income                                    147                 20                   167
                                                -------              -----               -------
Other Income and Deductions

 Other                                               13                -                      13
 Non-Operating Income Taxes                          (4)                 4 (F)              -
                                                -------              -----               -------
 Other Income (net)                                   9                  4                    13
                                                -------              -----               -------
Income Before Interest,
  Preferred Dividends and
  Income Taxes                                      156                 24                   180
                                                -------              -----               -------
Interest and Preferred

  Stock Dividends                                  -                   111 (G)               111
                                                -------              -----               -------
Interest and Other Charges

 Interest on Long-term Debt                          78                (78)(G)              -
 Distributions on Trust
  Preferred Securities                                7                 (7)(G)              -
 Interest on Short-term Debt
  and Other                                          24                (24)(G)              -
 Preferred Dividend Requirements
  of Subsidiaries                                     2                 (2)(G)              -
                                                -------              -----               -------
    Total Interest and
      Other Charges                                 111               (111)                 -
                                                -------              -----               -------
Income Before Income Taxes                           45                 24                    69
                                                -------              -----               -------
Income Taxes                                       -                    24 (F)                24
                                                -------              -----               -------
Net Income for Common Stock                     $    45              $ -                 $    45
                                                =======              =====               =======
Average Common Shares Outstanding                 212.6                                    212.6
                                                  =====                                    =====
Basic and Diluted EPS                             $0.21                                    $0.21
                                                  =====                                    =====



See Notes to Unaudited Pro Forma Combined Financial Statements.

                                                 AMERICAN ELECTRIC POWER COMPANY, INC.
                                            UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME
                                                         YEAR ENDED 12/31/1999
                                                             (in millions)

                                               AEP            CSW            Proforma     Proforma
REPORTING LINES                                (As Reported) (Reclassified)  Adjustments  Combined

REVENUES:

 Domestic Regulated Electric

  Utility Operations                           $6,315        $3,524                       $ 9,839
 Worldwide Electric and
  Gas Operations                                  601         2,013                         2,614
                                               ------        ------                       -------
    TOTAL                                       6,916         5,537                        12,453
                                               ------        ------                       -------

OPERATING EXPENSES:
 Fuel and Purchased Power                       2,116         1,333                         3,449
 Maintenance and Other Operation                1,868           803          $  4 (1)       2,675
 Depreciation and Amortization                    600           411                         1,011
 Taxes Other Than Income Taxes                    476           188                           664
 Worldwide Electric and
  Gas Operations                                  551         1,732                         2,283
                                               ------        ------          ----         -------
    TOTAL EXPENSES                              5,611         4,467             4          10,082
                                               ------        ------          ----         -------

OPERATING INCOME                                1,305         1,070            (4)          2,371
                                                                             ----

OTHER INCOME (net)                                 15            64                            79
                                               ------        ------          ----         -------

INCOME BEFORE INTEREST,
 PREFERRED DIVIDENDS AND
 INCOME TAXES                                   1,320         1,134            (4)          2,450
INTEREST AND
 PREFERRED DIVIDENDS                              540           456                           996
                                               ------        ------          ----         -------
INCOME BEFORE INCOME TAXES                        780           678            (4)          1,454
INCOME TAXES                                      260           223            (1) (1)        482
                                               ------        ------          ----         -------

NET INCOME                                     $  520        $  455          $ (3)        $   972
                                               ======        ======          ====         =======

AVERAGE NUMBER OF SHARES
 OUTSTANDING                                      193           213           (85)            321
                                                  ===           ===          ====             ===

EARNINGS PER SHARE:                             $2.69        $ 2.14                        $ 3.03
                                                =====        ======                        ======



See Notes to Unaudited Pro Forma Combined Financial Statements.


                                                  CENTRAL AND SOUTH WEST CORPORATION
                                              UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                                                         YEAR ENDED 12/31/1999
                                                             (in millions)
                                                CSW                  CSW                  CSW
REPORTING LINES                                 (As Reported)        (Reclasses)         (Reclassified)
Operating Revenues
 U.S. Electric                                   $3,524                                   $3,524
 United Kingdom                                   1,705               $(1,705)(A)           -
 Worldwide Electric and
  Gas Operations                                    308                 1,705 (A)          2,013
                                                 ------               -------             ------
                                                  5,537                  -                 5,537
                                                 ------               -------             ------
Operating Expenses and Taxes

 U.S. Electric Fuel                               1,176                (1,176)(B)           -
 U.S. Electric Purchased Power                      157                  (157)(B)           -
 Fuel and Purchased Power                          -                    1,333 (B)          1,333
 United Kingdom Cost of Sales                     1,133                (1,133)(D)           -
 Other Operating                                  1,056                (1,056)(C)           -
 Maintenance                                        200                  (200)(C)           -
 Maintenance and Other Operation                   -                      803 (C)(D)(E)      803
 Depreciation and Amortization                      552                  (141)(D)(E)         411
 Taxes, Other Than Income                           193                    (5)(E)            188
 Income Taxes                                       204                  (204)(F)           -
 Worldwide Electric and
  Gas Operations                                   -                    1,732 (D)(E)       1,732
                                                 ------               -------             ------
    Total Operating Expenses                      4,671                  (204)             4,467
                                                 ------               -------             ------
Operating Income                                    866                   204              1,070
                                                 ------               -------             ------
Other Income and Deductions

 Other                                               78                   (14)(H)             64
 Non-Operating Income Taxes                         (19)                   19 (F)           -
                                                 ------               -------             ------
 Other Income (net)                                  59                     5                 64
                                                 ------               -------             ------
Income Before Interest,
 Preferred Dividends and
 Income Taxes                                       925                   209              1,134
                                                 ------               -------             ------
Interest and Preferred Stock

 Dividends                                         -                      456 (G)            456
                                                 ------               -------             ------
Interest and Other Charges

 Interest on Long-term Debt                         300                  (300)(G)           -
 Distributions on Trust
  Preferred Securities                               27                   (27)(G)           -
 Interest on Short-term Debt
  and Other                                         119                  (119)(G)           -
 Preferred Dividend Requirements
  of Subsidiaries                                     7                    (7)(G)           -
 Gain (Loss) on Reacquired
  Preferred Stock                                     3                    (3)(G)           -
                                                 ------               -------             ------
    Total Interest and
     Other Charges                                  456                  (456)              -
                                                 ------               -------             ------
Income Before Income Taxes

  and Extraordinary Items                           469                   209                678
                                                 ------               -------             ------
Income Taxes                                       -                      223 (F)            223
                                                 ------               -------             ------
Income Before Extraordinary Items                   469                   (14)               455
                                                 ------               -------             ------
Extraordinary Loss - Discontinuance of

 SFAS No. 71 (net of tax of $5)                      (8)                    8 (H)           -
Extraordinary Loss - Loss on Reacquired

 Debt (net of tax of $3)                             (6)                    6 (H)           -
                                                 ------               -------             ------
Net Income for Common Stock                      $  455               $  -                $  455
                                                 ======               =======             ======
Average Common Shares Outstanding                 212.6                 212.6              212.6
                                                  =====                 =====              =====
Basic and Diluted EPS Before

 Extraordinary Items                             $ 2.21                $(0.07)              $2.14
Basic and Diluted EPS From
 Extraordinary Items                              (0.07)                 0.07                 -
                                                 ------                ------               -----
 Basic and Diluted EPS                           $ 2.14                $  -                 $2.14
                                                 ======                ======               =====

See Notes to Unaudited Pro Forma Combined Financial Statements.


                                                 AMERICAN ELECTRIC POWER COMPANY, INC.
                                            UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME
                                                         YEAR ENDED 12/31/1998
                                                             (in millions)

                                               AEP            CSW            Proforma     Proforma
REPORTING LINES                                (As Reported) (Reclassified)  Adjustments  Combined

REVENUES:

 Domestic Regulated Electric

  Utility Operations                           $6,346         $3,488                      $ 9,834
 Worldwide Electric and
  Gas Operations                                   51          1,994                        2,045
                                               ------         ------                      -------
    TOTAL                                       6,397          5,482                       11,879
                                               ------         ------                      -------

OPERATING EXPENSES:
 Fuel and Purchased Power                       2,154          1,301                        3,455
 Maintenance and Other Operation                1,846            747        $  1 (1)        2,594
 Depreciation and Amortization                    580            409                          989
 Taxes Other Than Income Taxes                    475            184                          659
 Worldwide Electric and
  Gas Operations                                   95          1,772                        1,867
                                               ------         ------        ----          -------
    TOTAL EXPENSES                              5,150          4,413           1            9,564
                                               ------         ------        ----          -------

OPERATING INCOME                                1,247          1,069          (1)           2,315

OTHER INCOME (net)                               -                60                           60
                                               ------         ------        ----          -------

INCOME BEFORE INTEREST,
 PREFERRED DIVIDENDS AND
 INCOME TAXES                                   1,247          1,129          (1)           2,375

INTEREST AND
  PREFERRED DIVIDENDS                             430            468                          898
                                               ------         ------        ----          -------

INCOME BEFORE INCOME TAXES                        817            661          (1)           1,477

INCOME TAXES                                      281            221                          502
                                               ------         ------        ----          -------

NET INCOME                                     $  536         $  440        $ (1)         $   975
                                               ======         ======        ====          =======

AVERAGE NUMBER OF SHARES
 OUTSTANDING                                      191            212         (85)             318
                                                  ===            ===         ===              ===

EARNINGS PER SHARE                              $2.81          $2.07                        $3.07
                                                =====          =====                        =====



See Notes to Unaudited Pro Forma Combined Financial Statements.

                                                  CENTRAL AND SOUTH WEST CORPORATION
                                              UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                                                         YEAR ENDED 12/31/1998
                                                             (in millions)

                                                CSW                  CSW                  CSW
REPORTING LINES                                 (As Reported)        (Reclasses)         (Reclassified)

Operating Revenues
 U.S. Electric                                  $3,488                                   $3,488
 United Kingdom                                  1,769               $(1,769)(A)           -
 Worldwide Electric and
  Gas Operations                                   225                 1,769 (A)          1,994
                                                ------               -------             ------
                                                 5,482                  -                 5,482
                                                ------               -------             ------
Operating Expenses and Taxes

 U.S. Electric Fuel                              1,190                (1,190)(B)           -
 U.S. Electric Purchased Power                     111                  (111)(B)           -
 Fuel and Purchased Power                         -                    1,301 (B)          1,301
 United Kingdom Cost of Sales                    1,204                (1,204)(D)           -
 Other Operating                                 1,029                (1,029)(C)           -
 Maintenance                                       169                  (169)(C)           -
 Maintenance and Other Operation                  -                      747 (C)(D)(E)      747
 Depreciation and Amortization                     521                  (112)(D)(E)         409
 Taxes, Other Than Income                          189                    (5)(E)            184
 Income Taxes                                      203                  (203)(F)           -
 Worldwide Electric and
  Gas Operations                                  -                    1,772 (D)(E)       1,772
                                                ------               -------             ------
    Total Operating Expenses                     4,616                  (203)             4,413
                                                ------               -------             ------
Operating Income                                   866                   203              1,069
                                                ------               -------             ------
Other Income and Deductions

 Other                                              60                                       60
 Non-Operating Income Taxes                        (18)                   18 (F)
                                                ------               -------             ------
 Other Income (net)                                 42                    18                 60
                                                ------               -------             ------
Income Before Interest, Preferred

 Dividends and Income Taxes                        908                   221              1,129
                                                ------               -------             ------
Interest and Preferred

  Stock Dividends                                 -                      468 (G)            468
                                                ------               -------             ------
Interest and Other Charges

 Interest on Long-term Debt                        311                  (311)(G)           -
 Distributions on Trust
  Preferred Securities                              27                   (27)(G)           -
 Interest on Short-term Debt
  and Other                                        121                  (121)(G)           -
 Preferred Dividend Requirements
  of Subsidiaries                                    8                    (8)(G)           -
 Gain (Loss) on Reacquired
  Preferred Stock                                    1                    (1)(G)           -
                                                ------               -------             ------
Total Interest and Other Charges                   468                  (468)              -
                                                ------               -------             ------
Income Before Income Taxes                         440                   221                661
                                                ------               -------             ------
Income Taxes                                      -                      221 (F)            221
                                                ------               -------             ------
Net Income for Common Stock                     $  440               $  -                $  440
                                                ======               =======             ======

Average Common Shares

  Outstanding                                    212.4                                    212.4
                                                 =====                                    =====

Earnings Per Share                               $2.07                                    $2.07
                                                 =====                                    =====



See Notes to Unaudited Pro Forma Combined Financial Statements.


                                                    AMERICAN ELECTRIC POWER COMPANY
                                            UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME
                                                         YEAR ENDED 12/31/1997
                                                             (in millions)

                                               AEP            CSW            Proforma     Proforma
REPORTING LINES                                (As Reported) (Reclassified)  Adjustments  Combined

REVENUES:

Domestic Regulated Electric

  Utility Operations                           $5,880         $3,321                      $ 9,201
 Worldwide Electric and
  Gas Operations                                   48          1,947                        1,995
                                               ------         ------                      -------
    TOTAL                                       5,928          5,268                       11,196
                                               ------         ------                      -------

OPERATING EXPENSES:
 Fuel and Purchased Power                       1,762          1,266                        3,028
 Maintenance and Other Operation                1,711            833                        2,544
 Depreciation and Amortization                    591            399                          990
 Taxes Other Than Income Taxes                    469            195                          664
 Worldwide Electric and
  Gas Operations                                   49          1,689                        1,738
                                               ------         ------                      -------
    TOTAL EXPENSES                              4,582          4,382                        8,964
                                               ------         ------                      -------

OPERATING INCOME                                1,346            886                        2,232

OTHER INCOME (net)                                 18             26                           44
                                               ------         ------                      -------

INCOME BEFORE INTEREST,
 PREFERRED DIVIDENDS AND
 INCOME TAXES                                   1,364            912                        2,276

INTEREST AND
  PREFERRED DIVIDENDS                             424            438                          862
                                               ------         ------                      -------

INCOME BEFORE INCOME TAXES                        940            474                        1,414

INCOME TAXES                                      320            145                          465
                                               ------         ------                      -------

INCOME BEFORE EXTRAORDINARY ITEM                  620            329                          949

EXTRAORDINARY ITEM -
 U.K. WINDFALL TAX                               (109)          (176)                        (285)
                                               ------         ------                      -------

NET INCOME                                     $  511         $  153                      $   664
                                               ======         ======                      =======

AVERAGE NUMBER OF SHARES
 OUTSTANDING                                      189            212           (85)           316
                                                  ===            ===           ====           ===

EARNINGS PER SHARE:
 Before Extraordinary Item                     $ 3.28         $ 1.55                       $ 3.00
 Extraordinary Item -
  U.K. Windfall Tax                             (0.58)         (0.83)                       (0.90)
                                               ------         ------                       ------
 Net Income                                    $ 2.70         $ 0.72                       $ 2.10
                                               ======         ======                       ======



See Notes to Unaudited Pro Forma Combined Financial Statements.


                                                  CENTRAL AND SOUTH WEST CORPORATION
                                              UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                                                         YEAR ENDED 12/31/1997
                                                             (in millions)
                                                CSW                  CSW                  CSW
REPORTING LINES                                 (As Reported)        (Reclasses)         (Reclassified)
Operating Revenues
 U.S. Electric                                  $3,321                                   $3,321
 United Kingdom                                  1,870               $(1,870)(A)           -
 Worldwide Electric and
  Gas Operations                                    77                 1,870 (A)          1,947
                                                ------               -------             ------
                                                 5,268                  -                 5,268
                                                ------               -------             ------
Operating Expenses and Taxes

 U.S. Electric Fuel                              1,177                (1,177)(B)           -
 U.S. Electric Purchased Power                      89                   (89)(B)           -
 Fuel and Purchased Power                         -                    1,266 (B)          1,266
 United Kingdom Cost of Sales                    1,291                (1,291)(D)           -
 Other Operating                                   981                  (981)(C)           -
 Maintenance                                       152                  (152)(C)           -
 Maintenance and Other Operation                  -                      833 (C)(D)(E)      833
 Depreciation and Amortization                     497                   (98)(D)(E)         399
 Taxes, Other Than Income                          195                  -                   195
 Income Taxes                                      151                  (151)(F)           -
 Worldwide Electric and
  Gas Operations                                  -                    1,689 (D)(E)       1,689
                                                ------               -------             ------
    Total Operating Expenses                     4,533                  (151)             4,382
                                                ------               -------             ------
Operating Income                                   735                   151                886
                                                ------               -------             ------
Other Income and Deductions

 Other                                              26                  -                    26
 Non-Operating Income Taxes                          6                    (6)(F)           -
                                                ------               -------             ------
 Other Income (net)                                 32                    (6)                26
                                                ------               -------             ------
Income Before Interest, Preferred

 Dividends and Income Taxes                        767                   145                912
                                                ------               -------             ------
Interest and Preferred

  Stock Dividends                                 -                      438 (G)            438
                                                ------               -------             ------
Interest and Other Charges

 Interest on Long-term Debt                        333                  (333)(G)           -
 Distributions on Trust
  Preferred Securities                              17                   (17)(G)           -
 Interest on Short-term Debt
  and Other                                         86                   (86)(G)           -
 Preferred Dividend Requirements
  of Subsidiaries                                   12                   (12)(G)           -
 Gain (Loss) on Reacquired
  Preferred Stock                                  (10)                   10 (G)           -
                                                ------               -------             ------
    Total Interest and

      Other Charges                                438                  (438)              -
                                                ------               -------             ------
Income Before Income Taxes

  And Extraordinary Items                          329                   145                474
                                                ------               -------             ------
Income Taxes                                      -                      145 (F)            145
                                                ------               -------             ------
Income Before Extraordinary

  Items                                            329                  -                   329
                                                ------               -------             ------
Extraordinary Item -
  U.K. Windfall Tax                               (176)                 -                  (176)
                                                ------               -------             ------
Net Income for Common Stock                     $  153               $  -                $  153
                                                ======               =======             ======
Average Common Shares

  Outstanding                                    212.1                                    212.1
                                                 =====                                    =====
Basic and Diluted EPS Before

 Extraordinary Items                            $ 1.55                                   $ 1.55
 U.K. Windfall Tax                               (0.83)                                   (0.83)
                                                ------                                   ------
Basic and Diluted EPS                           $ 0.72                                   $ 0.72
                                                ======                                   ======

See Notes to Unaudited Pro Forma Combined Financial Statements.

                                    AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                            UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                          March 31, 2000
                                                           (in millions)

                                    AEP               CSW          Proforma          Proforma
ASSETS                       (As Reclassified) (As Reclassified)  Adjustments        Combined
CURRENT ASSETS:
   Cash and Cash Equivalents        $   364           $   138                        $   502
   Accounts Receivable (net)            993             1,002                          1,995
   Fuel                                 260               126                            386
   Materials and Supplies               311               150                            461
   Accrued Utility Revenues             204                71                            275
   Energy Trading Contracts           1,327              -                             1,327
   Prepayments and Other                116                57                            173
                                    -------           -------                        -------

         TOTAL CURRENT ASSETS         3,575             1,544                          5,119
                                     ------           -------                        -------

PROPERTY, PLANT AND EQUIPMENT:
  Electric:
      Production                      9,984             5,922                         15,906
      Transmission                    3,831             1,666                          5,497
      Distribution                    5,536             4,923                         10,459
   Other (including
     communications, gas and
     coal mining assets and
     nuclear fuel)                    2,364             1,684                          4,048
   Construction Work

     in Progress                        558               577                          1,135
                                    -------           -------                        -------

          Total Property,
           Plant and Equipment        22,273            14,772                         37,045

   Accumulated Depreciation

     and Amortization                 9,254             5,912                         15,166
                                    -------           -------                        -------

          NET PROPERTY, PLANT
           AND EQUIPMENT             13,019             8,860                         21,879
                                    -------           -------                        -------

REGULATORY ASSETS                     2,202               240                          2,442
                                    -------           -------                        -------

REGULATORY ASSETS DESIGNATED
   FOR SECURITIZATION                  -                  953                            953
                                    -------           -------                        -------

INVESTMENTS IN POWER AND
  COMMUNICATION PROJECTS               473               415                            888
                                   -------           -------                        -------

GOODWILL (net of amortization)         197             1,299                          1,496
                                   -------           -------                        -------

OTHER ASSETS                         2,436               589                          3,025
                                   -------           -------                        -------

              TOTAL                $21,902           $13,900         $  -           $35,802
                                   =======           =======         =========      =======

See Notes to Unaudited Pro Forma Combined Financial Statements.

                                  AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                            UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                          March 31, 2000
                                                           (in millions)
                                   AEP               CSW          Proforma         Proforma
                             (As Reclassified) (As Reclassified)  Adjustments      Combined

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
   Accounts Payable                 $   729          $    547                       $ 1,276
   Short-term Debt                    1,118             1,682                         2,800
   Long-term Debt Due
    Within One Year                     978               216                         1,194
   Taxes Accrued                        416               162                           578
   Interest Accrued                     114               105                           219
   Obligations Under
    Capital Leases                      127              -                              127
   Energy Trading Contracts           1,203              -                            1,203
   Other                                445               190             30 (2)        665
                                    -------          --------           ----        -------

    TOTAL CURRENT LIABILITIES         5,130             2,902             30          8,062
                                    -------          --------           ----        -------

LONG-TERM DEBT                        6,239             4,088                        10,327
                                    -------          --------                       -------

SUBSIDIARY OBLIGATED, MANDATORILY
 REDEEMABLE, TRUST PREFERRED
 SECURITIES                            -                  335                           335
                                    -------          --------                       -------

DEFERRED INCOME TAXES                 2,664             2,397            (11) (2)     5,050
                                    -------          --------           ----        -------

DEFERRED INVESTMENT TAX CREDITS         321               251                           572
                                     ------          --------                       -------

DEFERRED GAIN ON SALE AND
  LEASEBACK -

  ROCKPORT PLANT UNIT 2                 210              -                              210
                                    -------          --------                       -------

DEFERRED CREDITS AND
    REGULATORY LIABILITIES              716               176                           892
                                    -------          --------                       -------

OTHER NONCURRENT LIABILITIES          1,487               123                         1,610
                                    -------          --------                       -------

CUMULATIVE PREFERRED STOCKS
   OF SUBSIDIARIES                      163                18                           181
                                    -------          --------                       -------

COMMON SHAREHOLDERS' EQUITY
  Common Stock                        1,320               744           $ 85 (1)      2,149
  Paid-in Capital                     1,932             1,052            (85)(1)      2,899
  Accumulated Other
   Comprehensive

   Income (Loss)                         (8)              (38)                          (46)
  Retained Earnings                   1,728             1,852            (19)(2)      3,561
                                    -------           -------           ----        -------

TOTAL COMMON SHAREHOLDERS'
   EQUITY                             4,972             3,610            (19)         8,563
                                    -------           -------           ----        -------

              TOTAL                 $21,902           $13,900           $ -         $35,802
                                    =======           =======           ====        =======

See Notes to Unaudited Pro Forma Combined Financial Statements.

                                    AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                              UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                            March 31, 2000
                                                             (in millions)

                                     AEP             AEP                       AEP
                                (As Reported)  (Reclassifying Entries)  (As Reclassified)

ASSETS
CURRENT ASSETS:
   Cash and Cash Equivalents        $   364                                 $   364
   Accounts Receivable (net)            993                                     993
   Fuel                                 260                                     260
   Materials and Supplies               311                                     311
   Accrued Utility Revenues             204                                     204
   Energy Trading Contracts           1,327                                   1,327
   Prepayments and Other                116                                     116
                                    -------                                 -------

         TOTAL CURRENT ASSETS         3,575                                   3,575
                                    -------                                 -------

PROPERTY, PLANT AND EQUIPMENT:
  Electric:
      Production                      9,984                                   9,984
      Transmission                    3,831                                   3,831
      Distribution                    5,536                                   5,536
   Other (including
    communications, gas and
    coal mining assets and
    nuclear fuel)                     2,364                                   2,364
   Construction Work

    in Progress                         558                                     558
                                    -------                                 -------

          Total Property,
           Plant and Equipment       22,273                                  22,273

   Accumulated Depreciation

    and Amortization                  9,254                                   9,254
                                    -------                                 -------

          NET PROPERTY, PLANT
           AND EQUIPMENT             13,019                                  13,019
                                    -------                                 -------

REGULATORY ASSETS                     2,202                                   2,202
                                    -------                                 -------

REGULATORY ASSETS DESIGNATED
   FOR SECURITIZATION                  -                                       -
                                    -------                                 -------

INVESTMENTS IN POWER AND
  COMMUNICATION PROJECTS               -                   473 (1)              473
                                    -------            -------              -------

GOODWILL (net of amortization)         -                   197 (2)              197
                                    -------            -------              -------

OTHER ASSETS                          3,106               (670)(1,2)          2,436
                                    -------            -------              -------

              TOTAL                 $21,902            $  -                 $21,902
                                    =======            =======              =======

See Notes to Unaudited Pro Forma Combined Financial Statements.

                                  AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                            UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                          March 31, 2000
                                                           (in millions)

                              AEP             AEP                       AEP
                              (As Reported)  (Reclassifying Entries)  (As Reclassified)

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts Payable                 $   729                                 $    729
   Short-term Debt                    1,118                                    1,118
   Long-term Debt Due
    Within One Year                     978                                      978
   Taxes Accrued                        416                                      416
   Interest Accrued                     114                                      114
   Obligations Under
    Capital Leases                      127                                      127
   Energy Trading Contracts           1,203                                    1,203
   Other                                445                                      445
                                    -------                                  -------

         TOTAL CURRENT
          LIABILITIES                 5,130                                    5,130
                                    -------                                  -------

LONG-TERM DEBT                        6,239                                    6,239
                                    -------                                  -------

SUBSIDIARY OBLIGATED,
 MANDATORILY REDEEMABLE,
 TRUST PREFERRED SECURITIES            -                                        -
                                    -------                                  -------

DEFERRED INCOME TAXES                 2,664                                    2,664
                                    -------                                  -------

DEFERRED INVESTMENT TAX
 CREDITS                                321                                      321
                                    -------                                  -------

DEFERRED GAIN ON SALE AND
 LEASEBACK - ROCKPORT
 PLANT UNIT 2                           210                                      210
                                    -------                                  -------

DEFERRED CREDITS AND
    REGULATORY LIABILITIES              716                                      716
                                    -------                                  -------

OTHER NONCURRENT LIABILITIES          1,487                                    1,487
                                    -------                                  -------

CUMULATIVE PREFERRED STOCKS
   OF SUBSIDIARIES                      163                                      163
                                    -------                                  -------

COMMON SHAREHOLDERS' EQUITY
  Common Stock                        1,320                                    1,320
  Paid-in Capital                     1,932                                    1,932
  Accumulated Other
   Comprehensive

   Income (Loss)                         (8)                                      (8)
  Retained Earnings                   1,728                                    1,728
                                    -------                                  -------

TOTAL COMMON SHAREHOLDERS'
   EQUITY                             4,972                                    4,972
                                    -------                                  -------

              TOTAL                 $21,902                                  $21,902
                                    =======                                  =======

See Notes to Unaudited Pro Forma Combined Financial Statements.


                                                CENTRAL AND SOUTH WEST CORPORATION

                                        UNAUDITED RECLASSIFYING CONSOLIDATED BALANCE SHEET
                                                          March 31, 2000
                                                           (in millions)

                                                             CSW
                                           CSW          (Reclassifying           CSW
                                       (As Reported)       Entries)       (As Reclassified)
                                      -------------    --------------    -----------------
ASSETS

PROPERTY, PLANT AND EQUIPMENT:
FIXED ASSETS:
   Electric

      Production                            $ 5,903        $    19  (B)         $ 5,922
      Transmission                            1,666                               1,666
      Distribution                            4,923                               4,923
      General                                 1,341         (1,341) (B)            -
   Construction Work in Progress                279            298  (B)             577
      Nuclear Fuel                              227           (227) (A)            -
   Other                                       -             1,684  (A,B,D)       1,684
                                            -------        -------              -------
          Total Electric                     14,339            433               14,772

    Other Diversified                           382           (382) (B)            -
                                            -------        -------              -------

               Total Fixed Assets            14,721             51               14,772

   Accumulated Depreciation and

    Amortization                              6,002            (90) (C,D)         5,912
                                            -------        -------              -------

          NET FIXED ASSETS                    8,719            141                8,860
                                            -------        -------              -------

CURRENT ASSETS:
   Cash and Cash Equivalents                    138                                 138
   Accounts Receivable                        1,018            (16) (E,F)         1,002
   Fuel                                         126                                 126
   Materials and Supplies                       150                                 150
   Accrued Utility Revenues                    -                71  (E)              71
   Under-Recovered Fuel Costs                    39            (39) (G)            -
   Notes Receivable                              55            (55) (F)            -
   Prepayments and Other                         80            (23) (H)              57
                                            -------        -------              -------

         TOTAL CURRENT ASSETS                 1,606            (62)               1,544
                                            -------        -------              -------

DEFERRED CHARGES AND OTHER ASSETS:
   Regulatory Assets                            201             39  (G)             240
   Regulatory Assets Designated for
       Securitization                           953                                 953
   Investments in Power and
    Communication Projects                     -               415  (D)             415
   Other Non-utility Investments                444           (444) (D)            -
   Securities Available for Sale                 56            (56) (D)            -
   Benefit Costs                                204           (204) (G)            -
   Goodwill                                   1,299                               1,299
   Other Deferred Charges                       350           (350) (K)            -
   Other Assets                                -               589  (D,G,K)         589
                                            -------        -------              -------

        TOTAL DEFERRED CHARGES AND
             OTHER ASSETS                     3,507            (11)               3,496
                                            -------        -------              -------

              TOTAL                         $13,832        $    68              $13,900
                                            =======        =======              =======

See Notes to Unaudited Pro Forma Combined Financial Statements.

                                                                                                       Exh

                                                CENTRAL AND SOUTH WEST CORPORATION

                                        UNAUDITED RECLASSIFYING CONSOLIDATED BALANCE SHEET
                                                          March  31, 2000
                                                           (in millions)

                                                      CSW

                                     CSW          (Reclassifying           CSW
                                 (As Reported)       Entries)       (As Reclassified)
                                 -------------    --------------    -----------------

CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
     Common Stock                   $   744                             $   744
     Paid-in Capital                  1,052                               1,052
     Retained Earnings                1,852                               1,852
     Accumulated Other
      Comprehensive Income              (38)                                (38)
                                    -------                             -------
         Total Common
          Shareholders' Equity        3,610                               3,610

     Cumulative Preferred Stocks
      of Subsidiaries                    18                                  18
     Subsidiary Obligated,
      Mandatorily Redeemable,
      Trust Preferred Securities        335                                 335
     Long-term Debt                   4,088                               4,088
                                     -------                             -------

          TOTAL CAPITALIZATION        8,051                               8,051
                                    -------                             -------

OTHER NONCURRENT LIABILITIES           -             $    123 (C,I)         123
                                    -------          --------           -------

CURRENT LIABILITIES:
  Long-term Debt Due Within

   One Year                             216                                 216
   Short-term Debt                    1,104               578 (J)         1,682
   Short-term Debt - CSW Credit, Inc.   556              (556)(J)          -
   Loan Notes                            22               (22)(J)          -
   Accounts Payable                     547                                 547
   Taxes Accrued                        162                                 162
   Interest Accrued                     105                                 105
   Other                                196                (6)(G)           190
                                    -------          ---------          -------

          TOTAL CURRENT LIABILITIES   2,908                (6)            2,902
                                    -------          --------           -------

DEFERRED INCOME TAXES                 2,420               (23)(H)         2,397
                                    -------          --------           -------

DEFERRED INVESTMENT TAX CREDITS         251                                 251
                                    -------                             -------

DEFERRED CREDITS                        202               (26)(G,I)         176
                                    -------          ---------          -------

              TOTAL                 $13,832          $     68           $13,900
                                    =======          ========           =======

See Notes to Unaudited Pro Forma Combined Financial Statements.

Notes to Unaudited Pro Forma Combined

                                                         Financial Statements

1. There were no material intercompany transactions between AEP, including its subsidiaries, and CSW, including its subsidiaries, during the periods presented.

2. The unaudited pro forma combined financial statements reflect the conversion of each outstanding CSW Share into 0.60 of an AEP Share, as provided in the Merger Agreement. The unaudited pro forma combined financial statements are presented as if the companies were combined during all periods included therein.

3. The principal accounting policies for both companies' regulated operations are to follow the methods used by their respective regulatory commissions in establishing rates. The consummation of the Merger is not expected to result in any changes in the way regulators treat allowable costs for rate-making purposes.

4. The pro forma average number of outstanding AEP Shares was calculated by multiplying the average number of outstanding CSW Shares during the year by the exchange ratio of 0.60 of an AEP Share and adding the result to the average number of outstanding AEP Shares during the year.

5. The pro forma adjustment to common stock and paid-in capital represents the effects of recording the Merger of AEP and CSW as of the consummation date using the pooling of interests method of accounting whereby the common stock and paid-in capital amounts are adjusted to reflect the difference in par value ($6.50 per AEP Share compared with $3.50 per CSW Share) and the exchange ratio of 0.60 of an AEP Share for each CSW Share.

Income Statement Proforma Entries - March 31, 2000

                                                                              Debit                   Credit
                                                                                         (in millions)
(1)  Maintenance and Other Operation                                           $3
          Income Taxes                                                                                   $1
          Retained Earnings                                                                               2
      To record an  adjustment  to conform  CSW's  accounting  for  vacation pay accruals with AEP's accounting policy.

Income Statement Proforma Entries - March 31, 1999

                                                                              Debit                   Credit
                                                                                         (in millions)

(1)  Maintenance and Other Operation                                           $3
          Income Taxes                                                                                   $1
          Retained Earnings                                                                               2
      To record an  adjustment  to conform  CSW's  accounting  for  vacation pay accruals with AEP's accounting policy.

Income Statement Proforma Entries - December 31, 1999

                                                                              Debit                  Credit
                                                                                         (in millions)

(1)  Maintenance and Other Operation                                           $4
          Income Taxes                                                                                   $1
          Retained Earnings                                                                               3
      To record an  adjustment  to conform  CSW's  accounting  for  vacation pay accruals with AEP's accounting policy.

Income Statement Proforma Entries - December 31, 1998

                                                                              Debit             Credit
                                                                                         (in millions)
(1)  Maintenance and Other Operation                                           $1
          Retained Earnings                                                                     1
      To record an adjustment to conform CSW's accounting
      for vacation pay accruals with AEP's accounting policy.


Income Statement Proforma Entries - December 31, 1997

None.


RECLASSIFYING ENTRIES

The CSW unaudited reclassifying consolidated income statement reflects the reclassifying entries necessary to adjust CSW's consolidated income statement presentation to be consistent with the presentation expected to be used by AEP after the Merger is completed. The following describes such reclassifying entries:

Income Statement Reclassifying Entries - March 31, 2000

                                                                              Debit            Credit
                                                                                         (in millions)

(A) Operating Revenues - United Kingdom                                       $485
     Operating Revenues -
      Worldwide Electric and Gas Operations                                                    $485

       To reclassify operating revenues.

(B)  Fuel and Purchased Power                                                 $319
      U.S. Electric Fuel                                                                       $279
      U.S. Electric Purchased Power                                                              40

       To reclassify certain operating expenses.

(C)  Maintenance and Other Operations                                         $312
      Other Operating                                                                          $268
      Maintenance                                                                                44

       To reclassify certain operating expenses.

(D)  Worldwide Electric and Gas Operations                                    $423
      United Kingdom Cost of Sales                                                             $324
      Maintenance and Other Operation                                                            70
      Depreciation and Amortization                                                              29

       To reposition Seeboard to Worldwide expenses.

(E)  Worldwide Electric and Gas Operations                                     $50
      Maintenance and Other Operations                                                          $45
      Depreciation and Amortization                                                               2
      Taxes Other Than Income                                                                     3

       To reposition the noncore company expenses to Worldwide  Electric and Gas
       Operations.

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                                                                                       Debit         Credit
                                                                                         (in millions)
(F)  Income Tax Expenses                                                                $15
      Operating Expenses - Income Taxes                                                              $11
      Non-Operating Income Taxes                                                                       4

      To reposition income taxes above-the-line and below-the-line to a single line item.

(G)  Interest and Preferred Stock Dividends                                            $114
      Interest on Long-term Debt                                                                     $76
      Distribution on Trust Preferred Securities                                                       7
      Interest on Short-term Debt and Other                                                           31

      To reclassify various interest charges and preferred dividends into one line item.

Income Statement Reclassifying Entries - March 31, 1999

                                                                                       Debit         Credit
                                                                                         (in millions)

(A) Operating Revenues - United Kingdom                                                $476
     Operating Revenues -
      Worldwide Electric and Gas Operations                                                          $476

       To reclassify operating revenues.

(B) Fuel and Purchased Power                                                           $258
     U.S. Electric Fuel                                                                              $229
     U.S. Electric Purchased Power                                                                     29

       To reclassify certain operating expenses.

(C) Maintenance and Other Operations                                                   $292
     Other Operating                                                                                 $251
     Maintenance                                                                                       41

       To reclassify certain operating expenses.

(D) Worldwide Electric and Gas Operations                                              $420
     United Kingdom Cost of Sales                                                                    $322
     Maintenance and Other Operation                                                                   71
     Depreciation and Amortization                                                                     27

       To reposition Seeboard to Worldwide expenses.

(E) Worldwide Electric and Gas Operations                                               $48
     Maintenance and Other Operations                                                                 $43
     Depreciation and Amortization                                                                      4
     Taxes Other Than Income                                                                            1

       To reposition the noncore company expenses to Worldwide  Electric and Gas
       Operations.

(F) Income Tax Expenses                                                                 $24
     Operating Expenses - Income Taxes                                                                $20
     Non-Operating Income Taxes                                                                         4

      To reposition income taxes  above-the-line  and below-the-line to a single line item.
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                                                                             Debit         Credit
                                                                               (in millions)
(G) Interest and Preferred Stock Dividends                                   $111
     Interest on Long-term Debt                                                          $78
     Distribution on Trust Preferred Securities                                            7
     Interest on Short-term Debt and Other                                                24
     Preferred Dividend Requirements of Subsidiaries                                       2

      To reclassify various interest charges and preferred
      Dividends into one line item.



Income Statement Reclassifying Entries - December 31, 1999

                                                                             Debit         Credit
                                                                               (in millions)

(A) Operating Revenues - United Kingdom                                     $1,705
     Operating Revenues -
      Worldwide  Electric  and Gas  Operations                                           $1,705
      To  reclassify  operating revenues.

(B) Fuel and Purchased Power                                                $1,333
     U.S. Electric Fuel                                                                  $1,176
     U.S. Electric Purchased Power                                                          157
       To reclassify certain operating expenses.

(C) Maintenance and Other Operations                                        $1,256
     Other Operating                                                                     $1,056
     Maintenance                                                                            200
       To reclassify certain operating expenses.

(D) Worldwide Electric and Gas Operations                                   $1,511
     United Kingdom Cost of Sales                                                        $1,133
     Maintenance and Other Operation                                                        251
     Depreciation and Amortization                                                          127
       To reposition Seeboard to Worldwide expenses.

(E) Worldwide Electric and Gas Operations                                     $221
     Maintenance and Other Operations                                                      $202
     Depreciation and Amortization                                                           14
     Taxes Other Than Income                                                                  5
       To reposition the noncore company expenses to Worldwide Electric and Gas
       Operations.

(F) Income Tax Expenses                                                       $223
     Operating Expenses - Income Taxes                                                     $204
     Non-Operating Income Taxes                                                              19
      To reposition income taxes  above-the-line  and below-the-line to a single line item.

(G) Interest and Preferred Stock Dividends                                    $456
     Interest on Long-term Debt                                                            $300
     Distribution on Trust Preferred Securities                                              27
     Interest on Short-term Debt and Other                                                  119
     Preferred Dividend Requirements of Subsidiaries                                          7
     Gain (Loss) on Required Preferred Stock                                                  3
      To reclassify  various interest  charges and preferred  dividends into one line item.

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                                                                                       Debit         Credit
                                                                                         (in millions)
(H) Other Income and Deductions                                                      $14
      Extraordinary Loss - Discontinuance of SFAS No. 71
       (net of tax $5)                                                                              $8
      Extraordinary Loss - Loss on Reacquired Debt
       (net of tax of $3)                                                                            6

       To reclassify extraordinary items.

Income Statement Reclassifying Entries - December 31, 1998

                                                                                       Debit         Credit
                                                                                         (in millions)

(A) Operating Revenues - United Kingdom                                                $1,769
     Operating Revenues -
      Worldwide Electric and Gas Operations                                                         $1,769

       To reclassify operating revenues.

(B) Fuel and Purchased Power                                                           $1,301
     U.S. Electric Fuel                                                                            $1,190
     U.S. Electric Purchased Power                                                                    111

       To reclassify certain operating expenses.

(C) Maintenance and Other Operations                                                   $1,198
     Other Operating                                                                               $1,029
     Maintenance                                                                                      169

       To reclassify certain operating expenses.

(D) Worldwide Electric and Gas Operations                                             $1,554
     United Kingdom Cost of Sales                                                                  $1,204
     Maintenance and Other Operation                                                                  255
     Depreciation and Amortization                                                                     95

       To reposition Seeboard to Worldwide expenses.

(E) Worldwide Electric and Gas Operations                                               $218
     Maintenance and Other Operations                                                                $196
     Depreciation and Amortization                                                                     17
     Taxes Other Than Income                                                                            5

       To reposition the noncore company expenses to Worldwide  Electric and Gas
       Operations.

(F) Income Tax Expenses                                                                 $221
     Operating Expenses - Income Taxes                                                               $203
     Non-Operating Income Taxes                                                                        18

      To reposition income taxes  above-the-line  and below-the-line to a single line item.
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                                                                                       Debit         Credit
                                                                                         (in millions)
(G) Interest and Preferred Stock Dividends                                            $468
     Interest on Long-term Debt                                                                        $311
     Distribution on Trust Preferred Securities                                                          27
     Interest on Short-term Debt and Other                                                              121
     Preferred Dividend Requirements of Subsidiaries                                                      8
     Gain (Loss) on Required Preferred Stock                                                              1

      To reclassify various interest charges and preferred dividends into one line item.

Income Statement Reclassifying Entries - December 31, 1997

                                                                                       Debit         Credit
                                                                                         (in millions)

(A) Operating Revenues - United Kingdom                                               $1,870
     Operating Revenues -
      Worldwide Electric and Gas Operations                                                            $1,870

       To reclassify operating revenues.

(B) Fuel and Purchased Power                                                           $1,266
     U.S. Electric Fuel                                                                                $1,177
     U.S. Electric Purchased Power                                                                         89

       To reclassify certain operating expenses.

(C) Maintenance and Other Operations                                                   $1,133
     Other Operating                                                                                     $981
     Maintenance                                                                                          152

       To reclassify certain operating expenses.

(D) Worldwide Electric and Gas Operations                                              $1,615
     United Kingdom Cost of Sales                                                                      $1,291
     Maintenance and Other Operation                                                                      232
     Depreciation and Amortization                                                                         92

       To reposition Seeboard to Worldwide expenses.

(E) Worldwide Electric and Gas Operations                                                 $74
     Maintenance and Other Operations                                                                    $68
     Depreciation and Amortization                                                                         6

       To reposition the noncore company expenses to Worldwide  Electric and Gas
       Operations.

(F) Income Tax Expenses                                                                  $145
    Non-Operating Income Taxes                                                              6
     Operating Expenses - Income Taxes                                                                  $151

To reposition income taxes above-the-line and below-the-line to a single line item.

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                                                                                       Debit         Credit
                                                                                         (in millions)
(G) Interest and Preferred Stock Dividends                                              $438
    Gain (Loss) on Required Preferred Stock                                               10
     Interest on Long-term Debt                                                                        $333
     Distribution on Trust Preferred Securities                                                          17
     Interest on Short-term Debt and Other                                                               86
     Preferred Dividend Requirements of Subsidiaries                                                     12

      To reclassify various interest charges and preferred Dividends into one line item.

BALANCE SHEET PRO FORMA ENTRIES - March 31, 2000


                                                                                       Debit         Credit
                                                                                         (in millions)

(1) To adjust Common Stock to reflect 330,694,837 shares of $6.50 par value which includes the issuance of AEP stock for CSW outstanding shares.

         Paid-in Capital                                                                 85
              Common Stock                                                                             85

(2)      To record an adjustment to conform CSW's accounting for vacation pay accruals  with AEP's accounting policy.

         Retained Earnings                                                               19
         Deferred Income Taxes                                                           11
           Other Current Liabilities                                                                   30

RECLASSIFYING ENTRIES

         The AEP unaudited reclassifying consolidated balance sheet reflects the reclassifying entries necessary to adjust AEP's consolidated balance sheet presentation to be consistent with the presentation expected to be used by AEP after the Merger is completed. The following describes such reclassifying entries:

         AEP Balance Sheets Reclassifying Entries - March 31, 2000

                                                                                     Debit            Credit
                                                                                           (in millions)

(1)      Investments in Power and

      Communications Projects                                                          $473
        Other Assets                                                                                 $473

         To reclassify investments in Power and Communication Projects.

(2)      Goodwill                                                                       197
           Other Assets                                                                               197

         To reclassify Goodwill.

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The CSW unaudited  reclassifying  condensed  consolidated balance sheet reflects the reclassifying entries necessary to adjust CSW's consolidated balance sheet presentation to be consistent with the presentation expected to be used by AEP after the Merger is completed. The following describes such reclassifying entries:

         CSW Balance Sheets Reclassifying Entries - March 31, 2000

                                                                                Debit        Credit
                                                                                   (in millions)
(A)      To reclassify nuclear fuel.
         Property, Plant & Equipment - Other                                    $   227
           Electric Plant - Nuclear Fuel                                                     $   227

(B)      To reclassify General and Other Diversified Plant.
      Property, Plant and Equipment -
                  - Electric - Production                                            19
                  - Other                                                         1,406
                  - Construction Work in Progress                                   298
                    Electric Plant - General                                                   1,341
                    Other Diversified                                                            382

(C)      To reclassify nuclear decommissioning obligations.
         Accumulated Depreciation                                                    91
           Other Noncurrent Liabilities                                                           91

(D) To reclassify other non-utility investments and securities available for sale.

         Property, Plant and Equipment - Other                                       51
         Investments in Power and Communications Projects                           415
         Other Assets                                                                35
           Accumulated Depreciation and Amortization                                               1
           Other Non-Utility Investments                                                         444
           Securities Available for Sale                                                          56

(E)      To reclassify accrued utility revenues.
         Accrued Utility Revenues                                                    71
           Accounts Receivable                                                                    71

(F)      To reclassify notes receivable.
         Accounts Receivable                                                         55
           Notes Receivable                                                                       55

(G)      To reclassify regulatory assets and deferred charges.
         Regulatory Assets                                                           39
         Other Assets                                                               204
         Other Current & Accrued Liab -
           Over-recovery of Fuel                                                      6
             Under-Recovered Fuel                                                                 39
             Benefit Costs                                                                       204
             Deferred Credits                                                                      6

(H) To reclassify current deferred income tax.

         Deferred Income Taxes                                                       23
             Prepayment and Other                                                                 23


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


Balance Sheets Reclassifying Entries - March 31, 2000

                                                                                Debit        Credit
                                                                                  (in millions)
(I)      To reclassify operating reserves.

         Deferred Credits                                                       $ 32
           Other Noncurrent Liabilities                                                      $ 32

(J)      To reclassify short-term debt.

         Short-term Debt - CSW Credit, Inc.                                      556
         Loan Notes                                                                            22
           Short-term Debt                                                                    578

(K)      To reclassify other deferred charges.

         Other Assets                                                            350
           Other Deferred Charges                                                             350

